SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Estimated Cost of Providing Promotional Allowances (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Other Income and Expenses [Abstract]
Rooms	$ 24,625	$ 22,282	$ 19,828
Food and beverage	64,676	53,941	43,838
Entertainment, retail and others	9,365	7,683	8,301
Total casino expenses	$ 98,666	$ 83,906	$ 71,967